EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-QSB of Interactive Games, Inc. for the quarter ended January 31, 2005, I, Henry Fong, Chief Executive Officer of Interactive Games, Inc., hereby certify pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        A. Such Quarterly Report on Form 10-QSB of Interactive Games, Inc. for the quarter ended January 31, 2005, fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

        B. The information contained such Quarterly Report on Form 10-QSB of Interactive Games, Inc. for the quarter ended January 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Interactive Games, Inc.



                                        By: /s/ Henry Fong
                                        -----------------------------------
                                        Henry Fong
                                        Chief Executive Officer
                                        March 29, 2005

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO INTERACTIVE GAMES, INC. AND SUBSIDIARY AND WILL BE RETAINED BY INTERACTIVE GAMES, INC. AND SUBSIDIARY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of Interactive Games, Inc. (the "Company") for the quarter ended January 31, 2005, I, Barry S. Hollander, Chief Financial Officer of Interactive Games, Inc., certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        A. Such Quarterly Report on Form 10-QSB of Interactive Games, Inc. for the quarter ended January 31, 2005, fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

        B. The information contained such Quarterly Report on Form 10-QSB of Interactive Games, Inc. for the quarter ended January 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Interactive Games, Inc.



                                        By: /s/ Barry S. Hollander
                                        -----------------------------------
                                        Barry S. Hollander
                                        Chief Financial Officer
                                        March 29, 2005

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO INTERACTIVE GAMES, INC. AND WILL BE RETAINED BY INTERACTIVE GAMES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.